UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 10, 2012

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2012 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), stockholders of the Company approved the amendment and restatement of the Company’s Long-Term Stock Incentive Compensation Program (the “Long-Term Stock Program”) by the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote.  Pursuant to the amended and restated Long-Term Stock Program, among other things, the total number of shares of common stock available for issuance under the Long-Term Stock Program was increased by 1,500,000 shares.  A more detailed description of the amended and restated Long-Term Stock Program is set forth in the Company’s Definitive Proxy Statement, filed March 30, 2012, under the Securities Exchange Act of 1934 (the “Proxy Statement”) in the sections entitled “The Long-Term Stock Incentive Compensation Program” and “Proposal 2—Amendment and Restatement of the Long-Term Stock Incentive Compensation Program” and is incorporated herein by reference.  Such description is qualified in its entirety by reference to the Long-Term Stock Program attached to the Proxy Statement as Appendix A and incorporated herein by reference as Exhibit 10.1.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders

On May 10, 2012, the Company held its Annual Meeting of Stockholders.  The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

(i) Proposal 1 - All three nominees for director were elected to serve three-year terms ending in 2015, as follows:

	For	Against	Abstain	Broker Non-Votes
Mike R. Bowlin	88,996,081	2,180,596	54,796	7,523,182

Barbara J. McNeil, M.D., Ph.D.	89,395,291	1,783,810	52,372	7,523,182

Michael A. Mussallem	87,180,007	3,983,536	67,930	7,523,182

(ii)  Proposal 2 — Approval of the Amended and Restated Long-Term Stock Program

For	Against	Abstain	Broker Non-Votes
82,207,609	8,896,842	126,814	7,523,390

(iii) Proposal 3 — Approval of the compensation of the Company’s named executive officers in a non-binding advisory vote

For	Against	Abstain	Broker Non-Votes
87,851,830	3,225,219	154,216	7,523,390

(iv) Proposal 4 — Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012

For	Against	Abstain	Broker Non-Votes
96,692,565	1,972,101	89,989	0

(v) Proposal 5 — Approval of the stockholder proposal to declassify the Board of Directors in a non-binding advisory vote

For	Against	Abstain	Broker Non-Votes
87,900,166	1,036,893	1,137,548	8,680,048

(vi) Proposal 6 — Approval of the stockholder proposal to eliminate supermajority votes in a non-binding advisory vote

For	Against	Abstain	Broker Non-Votes
75,138,754	15,899,447	193,272	7,523,182

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

10.1            Amended and Restated Long-Term Stock Incentive Compensation Program (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement, filed March 30, 2012, under the Securities Exchange Act of 1934.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2012

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel and Secretary